UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in item 8.01 below is incorporated into this Item 3.03.

Item 7.01	Regulation FD Disclosure

On March 6, 2014, CNL Lifestyle Properties, Inc. (“we,” “our,” or the “Company”) sent correspondence to registered representatives notifying them that on March 4, 2014, the Company’s board of directors approved the new net asset value per share (“NAV”) of the Company’s common stock as of December 31, 2013. The correspondence details the Company’s plan for implementing a new share price for the Company’s Distribution Reinvestment Plan (“DRP”). A copy of the correspondence is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01	Other Events.

Engagement of an Investment Banker to Evaluate Strategic Alternatives

On March 6, 2013, the Company engaged Jefferies LLC, a leading global investment banking and advisory firm, to assist management and the board of directors in actively evaluating various strategic alternatives to provide liquidity to our shareholders.

Determination of Estimated Net Asset Value Per Share and New Offering Price

On March 4, 2014, the Company’s board of directors unanimously approved $6.85 as the estimated NAV of the Company’s common stock as of December 31, 2013 based on 322,626,993 shares of the Company’s stock outstanding as of that date. In connection with establishing the estimated NAV, the Company’s board of directors engaged an independent investment banking firm, CBRE Capital Advisors, Inc. (“CBRE Cap”), as its valuation expert to provide property-level and aggregate valuation analyses of the Company and considered other information provided by a variety of sources including the Company’s advisor, CNL Lifestyle Advisor Corporation (our “Advisor”).

On March 6, 2014, the Company’s board of directors approved an amendment to the Company’s DRP, pursuant to which it will offer shares of our common stock at a per share price equal to our current estimated NAV at the time of reinvestment, rather than at a discount to NAV (the “New DRP Price”).

In connection with such price change, the Company will waive the requirement that DRP participants provide the Company notice of a change to their DRP election at least 30 days prior to the end of the calendar quarter; and DRP participants who provide such notice between March 6, 2014 and March 25, 2014 will have any change to their DRP participation effective prior to the next issuance of DRP shares for the quarter ended March 31, 2014.

The New DRP Price will become effective 15 days after the date of mailing of notice regarding the price change to participants in the DRP. A copy of the form of correspondence to be mailed, on or about March 11, 2014, to all of the Company’s stockholders, including DRP participants, regarding the Company’s estimated December 2013 NAV and the New DRP Price is filed with this Current Report as Exhibit 99.2. Pursuant to the rules and regulations of the Commission, the information in Exhibit 99.2 is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Background

In November 2013, the Company’s board of directors initiated a process to estimate the Company’s NAV to provide investors and brokers an indication of the estimated value of the Company’s shares based on its acquisitions to date and current portfolio. The Audit Committee of the board of directors, comprised solely of independent directors, was charged with oversight of the valuation process. On the recommendation of the Audit Committee and the approval of the board of directors, the Company engaged CBRE Cap as its independent valuation expert.

From CBRE Cap’s engagement through the issuance of its valuation report as of December 31, 2013 (the “Valuation Report”), CBRE Cap held discussions with our Advisor and senior management of the Company and conducted or commissioned appraisals, investigations, research, review and analyses as it deemed necessary. On March 3, 2014 the Audit Committee, upon its receipt and review of the Valuation Report, concluded that it was reasonable. On March 4, 2014, the Audit Committee and the board of directors unanimously approved $6.85 as the estimated NAV of the Company’s common stock as of December 31, 2013, which is within the range of estimated net asset values set forth in the Valuation Report. The current estimated NAV does not include any potential additional value relating to the size or scale of components of our lifestyle-related portfolio of assets. These types of portfolio premiums are often obtained upon the sale of larger collections of like assets, but of course, are not assured. In addition, the estimated NAV is simply a snapshot in time and is not necessarily indicative of the value we would expect to realize from the portfolio as we pursue strategies to provide liquidity. CBRE Cap is not responsible for the estimated NAV and did not participate in the determination of the New DRP Price.

Valuation Methodologies

In preparing the Valuation Report, CBRE Cap, among other things:

•	reviewed financial and operating information requested from or provided by the Company’s Advisor and senior management;

•	reviewed and discussed with senior management of the Company and its Advisor the historical and anticipated future financial performance of the Company’s properties, including forecasts prepared by the Company’s senior management, its Advisor, and its joint venture partners;

•	commissioned restricted use appraisals which contained analysis on each of the Company’s real property assets (“MAI Appraisals”) and performed analyses and studies for each property;

•	conducted or reviewed CBRE proprietary research, including market and sector capitalization rate surveys;

•	reviewed third-party research, including Wall Street equity reports and online data providers;

•	compared financial information of the Company to similar information of companies that CBRE Cap deemed to be comparable; and

•	reviewed the Company’s reports filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report and Form 10-Q for the nine months ended September 30, 2013.

MAI Appraisals of all of the Company’s properties were performed in accordance with Uniform Standards of Professional Appraisal Practice (“USPAP”). The MAI Appraisals were commissioned by CBRE Cap from CBRE Appraisal Group, a CBRE affiliate that conducts appraisals and valuations of real properties. Each of the MAI Appraisals was prepared by personnel who are members of the Appraisal Institute and have the Member of Appraisal Institute (“MAI”) designations. CBRE Appraisal Group is not responsible for the estimated NAV and did not participate in the determination of the New DRP Price.

As of December 31, 2013, the Company’s investment portfolio consisted of interests in 150 assets, including six loans in the ski and mountain lifestyle, golf, attractions, senior housing, marinas, and additional lifestyle property sectors.

As a result, for the purposes of the Valuation Report, the Company’s real estate properties were classified into three categories: wholly owned operating assets, partially owned operating assets, and vacant land. The board of directors considered the following valuation methodologies with respect to each asset class, which were applied by CBRE Cap and summarized in its Valuation Report:

Wholly Owned Operating Assets. Unlevered, ten-year discounted cash flow analyses from MAI Appraisals were created for the Company’s wholly owned, fully operational properties. For non-stabilized properties, lease-up discounts were applied to discounted cash flow to arrive at an “As Is” value. The “terminal capitalization rate” method was used to calculate terminal value of the assets, with such rates varying based on the specific geographic location and other relevant factors. Certain of the Company’s wholly owned golf course assets were valued based on market knowledge of recent activity for similar properties, as well as qualified inquiries for the acquisition of various properties owned by the Company.

Partially Owned Operating Assets. Assumed the sale of partially-owned portfolios on December 31, 2013 and derived the net proceeds after debt repayment to capture the specific joint venture promote structures to properly reflect the Company’s economic interest in each asset. For the sale values, CBRE Cap relied on the DCF value indications by property from MAI Appraisals. The terminal capitalization rate method was used to calculate terminal value of the assets, with such rates varying based on the specific geographic location and other relevant factors.

Vacant Land. CBRE Cap utilized the MAI Appraisal vacant land value based on market sales comparables.

Valuation Summary; Material Assumptions

The valuation process used by the Company to determine an estimated NAV was designed to follow recommendations of the Investment Program Association, a trade association for non-listed direct investment vehicles (the “IPA”), in the IPA Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, which was adopted by the IPA effective May 1, 2013.

In its Valuation Report, CBRE Cap included an estimate of the December 31, 2013 value of the Company’s assets, including cash and select other assets net of payables, and accruals and other liabilities. Such values were provided by management of the Company from the Company’s unaudited balance sheet as of December 31, 2013. The fair market value of debt was estimated by discounting the required payments under the Company’s debt agreements using the estimated interest rate that it would expect to receive had it entered into the agreement as of December 31, 2013.

Taking into consideration the reasonableness of the valuation methodologies, assumptions and conclusions contained in CBRE Cap’s Valuation Report, the Audit Committee and board of directors determined the estimated value of the Company’s NAV taking into account CBRE Cap’s Valuation Report and information provided by a variety of sources including our Advisor.

As with any valuation methodology, the methodologies considered by the Audit Committee and the board of directors, in reaching an estimate of the value of the Company’s shares, are based upon all of the foregoing estimates, assumptions, judgments and opinions that may, or may not, prove to be correct. The use of different estimates, assumptions, judgments or opinions may have resulted in significantly different estimates of the value of the Company’s shares.

The following table summarizes the material components of the net asset value and NAV estimates as of December 31, 2013:

Table of Value Estimates for Components of Net Asset Value

(As of December 31, 2013)

	Value ($ in 000’s) at 12/31/13	Per Share	Value ($ in 000’s) at 8/1/2012	Per Share
Wholly-Owned Operating Assets	$2,950,264	$9.14	$2,656,360	$8.48
Partially-Owned Operating Assets	$240,798	$0.75	$487,300	$1.56
Cash	$71,601	$0.22	$32,224	$0.10
Accounts Receivables and Other Assets	$112,052	$0.35	$117,917	$0.38
Mortgages and Other Notes Receivable	$122,849	$0.38	$124,775	$0.40
Fair Market Value of Debt	($1,213,382)	($3.76)	($1,002,820)	($3.20)
Accounts Payable and Other Liabilities	($74,436)	($0.23)	($125,989)	($0.40)

Net Asset Value	$2,209,747	$6.85	$2,289,766	$7.31

Impact Factors

There are several primary factors driving the reduction from our previously reported estimated NAV. More than two-thirds of our assets were acquired between 2004 and 2008 – prior to the Great Recession – and our golf and marinas portfolios have been particularly impacted and declined in value as these sectors continue to experience residual challenges brought on by the economic downturn. We have worked aggressively to stabilize property operations and replace underperforming tenants to position these assets for improved performance. Our updated estimated NAV was also negatively impacted by a higher fair market valuation of our corporate bonds that have been consistently trading at a premium to par value, and an earlier than expected repurchase of our joint venture interests in 42 Sunrise senior housing communities. However, our senior housing portfolio continues to perform exceptionally well, partially offsetting the decline. Our ski and attractions portfolio valuations were largely consistent with our last estimated NAV, having increased in value during our ownership. For the attractions portfolio, this was in spite of extraordinary weather conditions at our largest theme park, Darien Lake, which recorded more than 30 percent fewer rain-free operating days in 2013 versus the prior season.

Additional Information Regarding the Valuation, Limitations of Estimated Share Value and the Engagement of CBRE Cap

Throughout the valuation process, the Audit Committee, the Company’s Advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices.

CBRE Cap’s Valuation Report dated December 31, 2013 was based upon market, economic, financial and other information, circumstances and conditions existing prior to December 31, 2013, and any material change in such information, circumstances and/or conditions may have a material effect on the Company’s estimated NAV. CBRE Cap’s valuation materials were addressed solely to the Company’s board of directors to assist it in establishing an estimated value of the Company’s common stock. CBRE Cap’s valuation materials were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company’s common stock. CBRE Cap’s Valuation Report does not constitute a recommendation by CBRE Cap to purchase or sell any shares of the Company’s common stock.

In connection with its review, while CBRE Cap reviewed for reasonableness the information supplied or otherwise made available to it by the Company or its Advisor, CBRE Cap assumed and relied upon the accuracy and completeness of all such information and of all information supplied or otherwise made available to it by any other party, and did not undertake any duty or responsibility to verify independently any of such information. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with CBRE Cap, CBRE Cap assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company, and relied upon the Company to advise CBRE Cap promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. In preparing its valuation materials, CBRE Cap did not, and was not requested to, solicit third party indications of interest for the Company in connection with possible purchases of the Company’s securities or the acquisition of all or any part of the Company.

In performing its analyses, CBRE Cap made numerous assumptions as of various points in time with respect to industry performance, general business, economic and regulatory conditions, current and future rental market for the Company’s operating properties and those in development and other matters, many of which are necessarily subject to change and beyond the control of CBRE Cap and the Company. The analyses performed by CBRE Cap are not necessarily indicative of actual values, trading values or actual future results of the Company’s common stock that might be achieved, all of which may be significantly more or less favorable than suggested by the Valuation Report. The analyses do not purport to be appraisals or to reflect the prices at which the properties may actually be sold, and such estimates are inherently subject to uncertainty. The actual value of the Company’s common stock may vary significantly depending on numerous factors that generally impact the price of securities, the financial condition of the Company and the state of the real estate industry more generally. Accordingly, with respect to the estimated NAV of the Company’s common stock, neither we nor CBRE Cap can give any assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to our estimated NAV upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•	our shares would trade at a price equal to or greater than the estimated NAV if we listed them on a national securities exchange; or

•	the methodology used to estimate our NAV would be acceptable to FINRA or under ERISA for compliance with its reporting requirements.

The December 31, 2013 estimated NAV was determined by our board of directors on March 4, 2014. The value of the Company’s shares will fluctuate over time as a result of, among other things, developments related to individual assets and responses to the real estate and capital markets. We currently expect to update and announce our estimated NAV at least annually.

CBRE Group, Inc., (“CBRE”) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California and the world’s largest commercial real estate services and investment firms (in terms of 2012 revenue). CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE, is an investment banking firm that specializes in providing real estate financial services. CBRE Cap and affiliates possess substantial experience in the valuation of assets similar to those owned by the Company and regularly undertake the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions. For the preparation of the Valuation Report, we paid CBRE Cap a customary fee for services of this nature, no part of which was contingent relating to the provision of services or specific findings. We have not engaged CBRE Cap for any other services. During the past two years, certain of our affiliates engaged affiliates of CBRE primarily for various real estate-related services, including the engagement of CBRE Cap to serve as their third-party valuation advisor. In addition, we anticipate that affiliates of CBRE will continue to provide similar real estate-related services in the future. Certain other affiliates have engaged CBRE Cap to serve as their third-party valuation advisor. In addition, the Company may in its discretion engage CBRE Cap to assist our board of directors in future determinations of the Company’s estimated NAV. We are not affiliated with CBRE, CBRE Cap or any of their affiliates. While we and affiliates of our Advisor have engaged and may engage CBRE Cap or its affiliates in the future for commercial real estate services of various kinds, we believe that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap. In the ordinary course of its business, CBRE, its affiliates, directors and officers may structure and effect transactions for its own account or for the accounts of its customers in commercial real estate assets of the same kind and in the same markets as the Company’s assets.

Amendment to Distribution Reinvestment Plan

On March 6, 2014, the board of directors approved an amendment to the Company’s DRP, pursuant to which it will offer shares of our common stock at a per share price equal to our current estimated NAV at the time of reinvestment, rather than at a discount to NAV. The amended DRP modifies the notice methods in the event of any amendment or termination of the DRP.

Amendment to the Advisory Agreement

Effective April 1, 2014, all advisory fees will be reduced, which includes the full elimination of acquisition fees on equity, performance fees, debt acquisition fees and disposition fees, and the reduction in the asset management fee to .90 percent of average invested assets. Our advisor will consider further reductions in the asset management fee if we have not materially begun to execute a liquidity event or events before April 1, 2015.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Third Amended and Restated Distribution Reinvestment Plan, effective March 6, 2014.

10.2	Amended and Restated Advisory Agreement, effective April 1, 2014.

99.1	Correspondence with financial advisors of stockholders of CNL Lifestyle Properties, Inc., dated March 6, 2014.

99.2	Correspondence with stockholders of CNL Lifestyle Properties, Inc., dated March 6, 2014.

Caution Concerning Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements, including statements regarding CBRE Cap’s Valuation Report, be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; failure to successfully manage growth or integrate acquired properties and operations; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2014		CNL LIFESTYLE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer